Exhibit 10.1

FIRST MODIFICATION AGREEMENT

THIS FIRST MODIFICATION AGREEMENT (“Agreement”) is dated to be effective as of the 28th day of September, 2010 (“Effective Date”), by and between each of the undersigned Lenders (“Lenders”); MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation in its capacity as Agent (“Agent”) for the Lenders; LECROY CORPORATION, a Delaware corporation (“Borrower”); CATALYST ENTERPRISES, INC., a California corporation, COMPUTER ACCESS TECHNOLOGY CORPORATION, a Delaware corporation, and LECROY LIGHTSPEED CORPORATION, a Delaware corporation (collectively, “Guarantors,” and together with the Borrower, collectively, “Obligors”).

RECITALS

The Lenders have extended credit accommodations to the Borrower in accordance with the terms of an Amended and Restated Credit Agreement dated to be effective as of July 29, 2010 (as the same may be amended, modified, extended, renewed, restated, supplemented, or replaced from time to time, “Credit Agreement”) and the terms of the other “Loan Documents,” as such term is defined in the Credit Agreement. The Guarantors have guaranteed to the Credit Parties (as such term is defined in the Credit Agreement) the repayment and performance of all existing and future obligations of the Borrower to the Credit Parties pursuant to Guaranty Agreements dated as of July 29, 2010 (as the same may be amended, modified, extended, renewed, restated, supplemented or replaced from time to time, collectively, “Guaranties”). Any capitalized terms used herein without definition which are defined in, or defined by reference to the Credit Agreement shall have the meanings thereby assigned.

The parties hereto have entered into this Agreement in order to amend a certain provision of the Credit Agreement as set forth below, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

Section 1. Acknowledgment And Reaffirmation Of Obligations. The Obligors acknowledge and affirm that: (a) each of the Loan Documents is the valid and binding obligation of each of the Obligors that is a signatory thereto; (b) the Loan Documents are enforceable in accordance with all stated terms; (c) the Obligors have no defenses, claims of offset, or counterclaims against the enforcement of the Loan Documents in accordance with all stated terms; (d) no Default of Event of Default is presently existing.

Section 2. Amendment and Modification of Credit Agreement. Section 7.17 of the Credit Agreement (captioned “Maximum Debt Outstanding”) is hereby amended and restated in its entirety as set forth below:

Section 7.17 Maximum Debt Outstanding. Tested quarterly, at the end of each fiscal quarter contained in the periods set forth below, the aggregate amounts outstanding under the Convertible Senior Notes (excluding Convertible Senior Notes with a repurchase date of no earlier than one hundred eighty (180) days after January 1, 2014) and the Obligations outstanding under this Agreement and the other Loan Documents (including but not limited to the Loans and LC Obligations) shall not at any time exceed the following amounts with respect to the periods set forth below:

Period	Amount
Closing Date through 09/29/10	$64,000,000
09/30/10 to 12/30/10	$60,000,000
12/31/10 to 06/30/11	$55,000,000
7/1/11 to 09/29/11	$50,000,000
09/30/11 and thereafter	$40,000,000

The covenant set forth in this Section 7.17 shall be eliminated upon (i) the repayment of the Convertible Senior Notes in full or (ii) the extension of the First Repurchase Date and all other Repurchase Dates to a date no earlier than 180 days after January 1, 2014 for all Convertible Senior Notes, and such covenant shall be replaced with the covenant set forth in Section 7.18 set forth below.

Section 3. No Other Modifications Of Loan Documents. The parties acknowledge that except as specifically stated in this Agreement, the Credit Agreement and the other Loan Documents shall not be deemed to have been amended, modified or changed in any respect, and shall continue to be enforceable against the parties thereto in accordance with all stated terms. Nothing contained herein is intended to limit, vary, or terminate any liens, pledges, or security interests presently existing for the benefit of the Credit Parties or to alter the lien priority thereof. Each Obligor reaffirms and ratifies all of such liens, pledges, security interests or mortgage liens previously granted for the benefit of the Credit Parties.

Section 4. Further Assurances. The Obligors each agree to execute and deliver to the Agent such documents as may, from time to time, be reasonably requested by the Agent in order to amend, modify and restate any of the Loan Documents as contemplated by this Agreement and the Credit Agreement.

Section 5. Reimbursement of Expenses of Agent. The Obligors agree to reimburse the Agent, promptly upon receipt of an invoice therefor, for all reasonable expenses incurred by the Agent in connection with this Agreement.

Section 6. No Novation; No Refinance. It is the intent of each of the parties that nothing contained in this Agreement shall be deemed to effect or accomplish or otherwise constitute a novation of any of the Loans or the other Obligations or to be a refinance of any of the Loans or the other Obligations.

Section 7. Enforceability. This Agreement shall inure to the benefit of and be enforceable against each of the parties and their respective successors and assigns.

Section 8. Choice Of Law; Consent To Jurisdiction; Agreement As To Venue. This Agreement shall be construed, performed and enforced and its validity and enforceability determined in accordance with the laws of the State of New York (“Governing State”) (excluding, however, conflict of laws principles). Each of the parties irrevocably consents to the non-exclusive jurisdiction of the courts of the Governing State and any United States District Court located in the Governing State, if a basis for federal jurisdiction exists. Each of the parties agrees that venue shall be proper in any State court located in the Governing State selected by the Agent on behalf of the Credit Parties or in any United States District Court located in the Governing State if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the Governing State on the basis of improper venue or of inconvenience of forum.

Section 9. RELEASE. IN ORDER TO INDUCE THE CREDIT PARTIES TO ENTER INTO THIS AGREEMENT, EACH OF THE OBLIGORS FOREVER RELEASES AND DISCHARGES EACH OF THE CREDIT PARTIES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS’ FEES AND COSTS) WHICH ANY OF THE OBLIGORS, JOINTLY OR SEVERALLY, EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES FOR ANY CLAIMS ARISING OUT OF OR RELATED IN ANY WAY TO THE OBLIGATIONS, THE LOAN DOCUMENTS, THIS AGREEMENT OR THE ADMINISTRATION THEREOF, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO ANY AND ALL CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.

Section 10. Counterparts And Delivery. This Agreement may be executed and delivered in counterparts, and shall be fully enforceable against each signatory, even if all designated signatories do not actually execute this Agreement. This Agreement, and the signatures to this Agreement, may be delivered via facsimile.

Section 11. Waiver of Jury Trial. All parties to this agreement waive the right to a trial by jury in any action brought to enforce or construe this Agreement or which otherwise arises out of or relates to this Agreement or the transactions contemplated herein.

[Signatures Begin On The Following Page]

Signature Page To First Modification Agreement:

IN WITNESS WHEREOF, the parties have executed this Agreement with the specific intention of creating a document under seal to be effective as of the date first above written.

WITNESS/ATTEST	BORROWER: LECROY CORPORATION, A Delaware Corporation

	By:	/s/ Sean B. O’Connor
Sean B. O’Connor, Vice President-Finance

WITNESS/ATTEST	GUARANTORS: CATALYST ENTERPRISES, INC., A California Corporation

	By:	/s/ Sean B. O’Connor
Sean B. O’Connor, Vice President-Finance

COMPUTER ACCESS TECHNOLOGY CORPORATION, A Delaware Corporation

	By:	/s/ Sean B. O’Connor
Sean B. O’Connor, Vice President-Finance

LECROY LIGHTSPEED CORPORATION, A Delaware Corporation

	By:	/s/ Sean B. O’Connor
Sean B. O’Connor, Vice President-Finance

[Signatures Continued On The Following Page]

Signature Page To First Modification Agreement – Continued:

WITNESS/ATTEST	AGENT: MANUFACTURERS AND TRADERS TRUST COMPANY, A New York Banking Corporation, In Its Capacity As Agent For The Lenders

	By:	/s/ Chris Tesla
Chris Tesla, Vice President

WITNESS/ATTEST	LENDER: MANUFACTURERS AND TRADERS TRUST COMPANY, A New York Banking Corporation, In Its Capacity As A Lender

	By:	/s/ Chris Tesla
Chris Tesla, Vice President

[Signatures Continued On The Following Page]

Signature Page To First Modification Agreement – Continued:

WITNESS/ATTEST	LENDER: CAPITAL ONE, N.A., A National Banking Association, Successor to North Fork Bank, In Its Capacity As A Lender

	By:	/s/ Brian Talty
Name: Brian Talty Title: Senior Vice President

Signature Page To First Modification Agreement – Continued:

WITNESS/ATTEST	LENDER: RBS CITIZENS, N.A., In Its Capacity As A Lender

	By:	/s/ Anthony Selvaggio
Name: Anthony Selvaggio Title: Vice President